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                                                                    Exhibit 99.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K, into the Company's previously filed Registration Statement File No. 333-50729.

                                                            Arthur Andersen LLP

Washington, DC
July 29, 1998